UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

NEW MEDIA LOTTERY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49884	87-0705063
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Neff Ave, Suite L, Harrisonburg, Virginia	22801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-437-1688

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7        Regulation FD

Item 7.01        Regulation FD.

On June 4, 2009, New Media Lottery Services, Inc. (the “Company”) issued a press release entitled “New Online Lottery Service Announces Lucrative Lottery Affiliate Program Launch”.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit may contain certain information about the Company, its financial and operating results, competitive position and business strategy.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements included in the presentation that are not historical facts are forward-looking statements.  These forward-looking statements are only estimates or predictions based on management’s beliefs and assumptions and on information currently available to management.  Forward-looking statements include statements regarding business strategies, competitive position, industry environment and potential growth opportunities.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in the forward-looking statements.  Important risk factors that could cause the Company’s results to differ materially from those expressed in the forward-looking statements generally may be found in the Company’s periodic reports filed with the Securities and Exchange Commission at www.sec.gov.  These risk factors include, without limitation, our financial condition and debt structure; availability and adequacy of cash flow to satisfy obligations and indebtedness or future needs; changes in consumer preferences for the products we develop; material adverse changes in economic and industry conditions in our markets, including the effect of the economic downturn on consumer spending for discretionary purposes; competition; technological change; retention and renewal of existing contracts and entry into new contracts; government regulation, including those relating to gaming licenses, permits and operations; inability to identify and develop future projects; failure to perform on contracts; risks associated with doing business in foreign countries, including currency exchange risks.

Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The information in Section 7 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA LOTTERY SERVICES, INC.

Date: June 9, 2009	By:	/s/ John T. Carson
John T. Carson, President